UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2013

EDGEN GROUP INC.

(Exact name of Registrant as specified in its charter)

Commission File Number	State or Other Jurisdiction of Incorporation	IRS Employer Identification No.
001-35513	Delaware	38-3860801

18444 Highland Road

Baton Rouge, LA 70809

(225) 756-9868

(Registrant's address of principal executive offices, including zip code and telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On April 16, 2013, Edgen Group Inc. (“Edgen Group,” the “Company,” “we”, “us” or “our”) announced it will release its first quarter 2013 financial results on Monday, May 13, 2013 before the market opens. The Company will conduct an investor conference call at 11:00 a.m. EDT (10:00 a.m. CDT) on Monday, May 13, 2013, to discuss the financial results for the first quarter 2013. Instructions on how to participate in the conference call are contained in the announcement, a copy of which is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits

(d) Exhibits.

99.1             Press Release of Edgen Group Inc. dated April 16, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2013	EDGEN GROUP INC.

	By:	/s/ David L. Laxton, III
Name: David L. Laxton, III
Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Edgen Group Inc. dated April 16, 2013